Exhibit 99.1

PAREXEL INTERNATIONAL ENTERS DEFINITIVE AGREEMENT TO BE ACQUIRED BY PAMPLONA CAPITAL MANAGEMENT FOR $88.10 PER SHARE IN CASH

BOSTON and NEW YORK, June 20, 2017 – PAREXEL International Corporation (NASDAQ: PRXL), a leading global biopharmaceutical services provider, and Pamplona Capital Management, LLP (Pamplona) today announced that they have entered into a definitive agreement under which Pamplona will acquire all of the outstanding shares of PAREXEL for $88.10 per share in cash in a transaction valued at approximately $5.0 billion, including PAREXEL’s net debt.

The purchase price represents a 27.9% premium to PAREXEL’s unaffected closing stock price on May 5, 2017, the last trading day prior to published market speculation regarding a potential transaction involving the Company; a 38.5% premium to the unaffected 30-day volume weighted average closing share price of PAREXEL’s common stock ended May 5, 2017; and a 23.3% premium to the Company’s undisturbed 52-week high.

“Today’s announcement is the culmination of a comprehensive review of the opportunities available to the Company, including interest solicited and received from multiple parties with the assistance of independent financial and legal advisors. Having considered these opportunities, the PAREXEL Board of Directors unanimously determined that this all-cash transaction and the significant, certain value it provides is in the best interest of PAREXEL shareholders, as well as our company,” said Josef von Rickenbach, Chairman and Chief Executive Officer of PAREXEL. “PAREXEL benefits from a strong operating foundation with expertise and resources to support our clients in their clinical trials around the world. However, as our results over the past year show, the market for biopharmaceutical services is evolving. We believe the more flexible corporate structure afforded by this transaction will better position us to advance PAREXEL’s strategy in light of these realities and to shape the Company to best capitalize on our exciting market opportunities.”

Mr. von Rickenbach continued, “Pamplona has significant experience in the pharmaceutical and healthcare industries, and we are pleased to have their support as we work to realize the long-term opportunity for PAREXEL. This transaction and the meaningful value it delivers for our shareholders is a testament to the 19,600 employees who help our clients advance the development and commercialization of new medical therapies worldwide, and we will remain focused on providing our clients with the service and support that have long set PAREXEL apart.”

Jeremy Gelber, M.D., Partner at Pamplona, said, “We have great respect for the global leadership that Josef and the talented employees at PAREXEL have built. We are excited to partner with a company and a team that have a strong track record in helping to successfully navigate the complexities innate to the biopharmaceutical industry and bring new therapies to market.”

The transaction is not subject to a financing condition. Bank of America Merrill Lynch and J.P. Morgan Chase Bank, N.A. have provided committed financing for the transaction.

The transaction is expected to close early in the fourth quarter of 2017, subject to the approval of a majority of PAREXEL shareholders and the satisfaction of other customary closing conditions.

PAREXEL expects to hold a Special Meeting of Shareholders to consider and vote on the proposed agreement with Pamplona as soon as practicable after the mailing of the proxy statement to shareholders.

The PAREXEL Board of Directors unanimously approved the transaction and intends to recommend that all PAREXEL shareholders vote to approve the agreement with Pamplona.

Upon the completion of the transaction, PAREXEL will become a privately held company and shares of PAREXEL’s common stock will no longer be listed on any public market.

Goldman Sachs & Co. LLC is acting as financial advisor to PAREXEL, and Goodwin Procter LLP is serving as legal counsel.

Perella Weinberg Partners LP is acting as financial advisor to Pamplona, and Kirkland & Ellis LLP is serving as legal counsel.

About PAREXEL International

PAREXEL International Corporation is a leading global biopharmaceutical services company, providing a broad range of expertise-based clinical research, consulting, medical communications, and technology solutions and services to the worldwide pharmaceutical, biotechnology and medical device industries. Committed to providing solutions that expedite time-to-market and peak-market penetration, PAREXEL has developed significant expertise across the development and commercialization continuum, from drug development and regulatory consulting to clinical pharmacology, clinical trials management, and reimbursement. PAREXEL Informatics provides advanced technology solutions, including medical imaging, to facilitate the integrated clinical development and regulatory information management process. Headquartered near Boston, Massachusetts, PAREXEL has offices in 86 locations in 51 countries around the world, and has approximately 19,600 employees. For more information about PAREXEL International visit www.PAREXEL.com.

PAREXEL and PAREXEL Informatics are trademarks or registered trademarks of PAREXEL International Corporation or its affiliates. All other trademarks are the property of their respective owners.

About Pamplona Capital Management

Pamplona Capital Management is a London, New York, and Boston-based specialist investment manager established in 2005 that provides an alternative investment platform across private equity, fund of hedge funds, and single-manager hedge fund investments. Pamplona manages over $10 billion in assets across a number of funds for a variety of clients including public pension funds, international wealth managers, multinational corporations, family offices, and funds of hedge funds. Pamplona invests long-term capital across the capital structure of its portfolio companies in both public and private market situations and has been one of the most active private equity investors in healthcare in recent years. Notable recent Pamplona healthcare investments include nThrive, Formativ Health, Brighton Health Group, Alvogen, Spreemo, PatientCo and Intralign. Please see www.pamplonafunds.com for further information.

Additional Information about the Proposed Transaction and Where to Find It

PAREXEL plans to file with the U.S. Securities and Exchange Commission (“SEC”) and furnish its shareholders with a proxy statement in connection with the proposed transaction with Pamplona and security holders of PAREXEL are urged to read the proxy statement and the other relevant materials when they become available because such materials will contain important information about PAREXEL, Pamplona and their respective affiliates and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any and all other documents filed by PAREXEL with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov.

In addition, investors may obtain a free copy of PAREXEL’s filings from PAREXEL’s website at www.PAREXEL.com or by directing a request to: PAREXEL International Corporation, 195 West Street, Waltham, Massachusetts 02451, Attn: Ron Aldridge, Senior Director of Investor Relations.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION.

Participants in the Solicitation

PAREXEL and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of PAREXEL in connection with the proposed transaction. Information about those directors and executive officers of PAREXEL, including their ownership of PAREXEL securities, is set forth in the proxy statement for PAREXEL’s 2016 Annual Meeting of Stockholders, which was filed with the SEC on October 26, 2016, as amended and supplemented by other PAREXEL filings with the SEC. Investors and security holders may obtain additional information regarding the direct and indirect interests of PAREXEL and its directors and executive officers in the proposed transaction by reading the proxy statement and other public filings referred to above.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, potential opportunities to accelerate PAREXEL’s growth and enhance its delivery of world-class solutions to its customers; PAREXEL’s position to capitalize on an increased trend for outsourcing of pharmaceutical products and services; the expected impact of this transaction on PAREXEL’s financial and operating results and business, the operation and management of PAREXEL after the acquisition, the anticipated funding for the transaction, and the timing of the closing of the acquisition. The words “anticipates”, “believes”, “expects”, “may”, “plans”, “predicts”, “will”, “potential”, “goal” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Readers should not place undue reliance on these forward-looking statements. PAREXEL’s actual results may differ materially from such forward-looking statements as a result of numerous factors, some of which PAREXEL may not be able to predict and may not be within PAREXEL’s control. Factors that could cause such differences include, but are not limited to, (i) the risk that the proposed merger may not be completed in a timely manner, or at all, which may adversely affect PAREXEL’s business and the price of its common stock, (ii) the failure to satisfy all of the closing conditions of the proposed merger, including the adoption of the Merger Agreement by PAREXEL’s stockholders and the receipt of certain governmental and regulatory approvals in the U.S. and in foreign jurisdictions, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed merger on PAREXEL’s business, operating results, and relationships with customers, suppliers, competitors and others, (v) risks that the proposed merger may disrupt PAREXEL’s current plans and business operations, (vi) potential difficulties retaining employees as a result of the proposed merger, (vii) risks related to the diverting of management’s attention from PAREXEL’s ongoing business operations, and (viii) the outcome of any legal proceedings that may be instituted against PAREXEL related to the Merger Agreement or the proposed merger. In addition, PAREXEL’s actual performance and results may differ materially from those currently anticipated due to a number of risks including, without limitation: changes in customers’ spending and demand and the trends in pharmaceutical companies’ outsourcing of research and development; PAREXEL’s ability to provide quality and timely services and to compete with other companies providing similar services; PAREXEL’s ability to comply with strict government regulations of the drug, medical device and biotechnology industry; PAREXEL’s ability to successfully integrate past and future acquisitions, including the acquisitions of Health Advances, LLC, ExecuPharm, Inc., and The Medical Affairs Company, LLC, and to realize the expected benefits of each; a change in PAREXEL’s relationships with its largest customers; PAREXEL’s ability to service its indebtedness; PAREXEL’s ability to protect its technology and proprietary information and the confidential information of its customers; the loss, modification, or delay of contracts which would, among other things, adversely impact the Company’s recognition of revenue included in backlog; the Company’s dependence on certain industries and clients; the risk of patent infringement and other litigation; as well as those risks discussed in PAREXEL’s Annual Report on Form 10-K for the year ended June 30, 2016 as filed with the Securities and Exchange Commission (SEC) on September 9, 2016, subsequent Quarterly Reports filed with the SEC and PAREXEL’s other SEC filings. Numerous factors, including those noted above, may cause actual results to differ materially from current expectations. PAREXEL expressly disclaims any current intention or obligation to update any forward-looking statement in this press release to reflect future events or changes in facts affecting the forward-looking statements contained in this press release.

Contacts

For PAREXEL

Media:

Mark Stephenson

Tel.: +1 781-434-4783

Email: Mark.Stephenson@PAREXEL.com

Barrett Golden / Arielle Rothstein

Joele Frank, Wilkinson Brimmer Katcher

Tel.: +1 212-355-4449

Investors:

Ronald Aldridge

Tel.: +1-781-434-4753

Email: ron.aldridge@PAREXEL.com

For Pamplona

Ed Orlebar

Temple Bar Advisory (PR advisor to Pamplona)

Tel.: +44-773-872-4630

Email: edo@templebaradvisory.com

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